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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): MARCH 20, 2000



                           RESTORATION HARDWARE, INC.
               (Exact name of registrant as specified in charter)




        DELAWARE                    000-24261                68-0140361
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)



15 KOCH ROAD, SUITE J, CORTE MADERA, CALIFORNIA                 94925
(Address of principal executive offices)                      (Zip Code)




Registrant's telephone number, including area code:  (415) 924-1005




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ITEM 5. OTHER EVENTS

               On March 20, 2000, Restoration Hardware, Inc. (the "Registrant") announced in a press release that Thomas Low, its Senior Vice President, Chief Financial Officer and Secretary resigned effective March 31, 2000, and that Walter Parks, its Executive Vice President and Chief Administrative Officer, will assume Mr. Low's responsibilities. Additionally, the Registrant announced that Christine M. Baer will join the Registrant as Vice President, Human Resources on April 3, 2000. A copy of the press release issued by the Registrant in connection with this announcement is incorporated herein by reference and is attached hereto as Exhibit 99.1.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          RESTORATION HARDWARE, INC.



Dated:  March 21, 2000                    By: /s/ WALTER PARKS
                                             ----------------------------
                                             Walter Parks, Executive
                                             Vice President and
                                             Chief Administrative Officer



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                                  EXHIBIT INDEX



EXHIBIT NO.           EXHIBIT
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
99.1                  Press Release dated March 20, 2000